UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

Progenics Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, 47th Floor, New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 975-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0013	PGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Amended and Restated By-Laws (the “Bylaws”) of Progenics Pharmaceuticals, Inc. (the “Company”), each director nominee standing for reelection must submit a conditional resignation of his or her directorship, which resignation becomes effective only if: (1) such director nominee does not receive a majority of the votes cast with respect to the shares present in person or represented by proxy and entitled to vote on the election of directors; (2) the Nominating and Corporate Governance Committee reviews and recommends to the board of directors (the “Board”) that such contingent resignations be accepted; and (3) the Board accepts such contingent resignations.

Peter J. Crowley and Michael D. Kishbauch each submitted a contingent resignation on July 11, 2019. As disclosed in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on July 17, 2019, and as amended on July 22, 2019, Mr. Crowley and Mr. Kishbauch did not receive a majority of the votes cast for the election of directors at the Company’s 2019 annual meeting of shareholders. On August 7, 2019, in accordance with the Company’s Bylaws and the recommendation of the Nominating and Corporate Governance Committee, the Board accepted the contingent resignations of Mr. Crowley and Mr. Kishbauch, with an effective date of October 17, 2019, 90 days following the certification of the election results from the 2019 annual meeting of shareholders, or such earlier time as the Board determines the responsibilities of the resigning directors have been sufficiently transitioned to the remaining Board members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:	/s/ Patrick Fabbio
Patrick Fabbio
Executive Vice President and Chief Financial Officer

Date: August 8, 2019